Coinbase Announces Proposed Private Offering of $2.0 Billion of Convertible Senior Notes
August 5, 2025
Remote-First-Company/Phoenix--(BUSINESS WIRE) - Coinbase Global, Inc. (“Coinbase”) (Nasdaq: COIN) today announced its intention to offer, subject to market conditions and other factors, $1.0 billion aggregate principal amount of Convertible Senior Notes due 2029 (the “2029 notes”) and $1.0 billion aggregate principal amount of Convertible Senior Notes due 2032 (the “2032 notes” and, together with the 2029 notes, the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Coinbase also expects to grant the initial purchasers of each series of notes options to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $150.0 million principal amount of the 2029 notes and $150.0 million principal amount of the 2032 notes. The notes will be senior, unsecured obligations of Coinbase and will accrue interest payable semi-annually in arrears. The 2029 notes will mature on October 1, 2029 and the 2032 notes will mature on October 1, 2032, unless earlier repurchased, converted or, in the case of the 2032 notes, redeemed. The notes will be convertible into cash, shares of Coinbase’s Class A common stock, or a combination thereof, at Coinbase’s election. The interest rate, initial conversion rate, and other terms of each series of notes are to be determined upon pricing of the offering.
In connection with the pricing of the notes, Coinbase expects to enter into privately negotiated capped call transactions relating to each series of notes with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions relating to the 2029 notes will cover, subject to customary adjustments, the number of shares of Coinbase’s Class A common stock that will initially underlie the 2029 notes, and the capped call transactions relating to the 2032 notes will cover, subject to customary adjustments, the number of shares of Coinbase’s Class A common stock that will initially underlie the 2032 notes. The capped call transactions relating to each series of notes are expected generally to reduce the potential dilution to Coinbase’s Class A common stock upon any conversion of the relevant series of notes and/or offset any potential cash payments Coinbase is required to make in excess of the principal amount of converted notes of such series, as the case may be, with such reduction and/or offset subject to a cap.
Coinbase has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Coinbase’s Class A common stock and/or purchase shares of Coinbase’s Class A common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Coinbase’s Class A common stock or the notes at that time. In addition, Coinbase has been advised that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Coinbase’s Class A common stock and/or purchasing or selling Coinbase’s Class A common stock or other securities of Coinbase in secondary market transactions following the pricing of the notes and from time to time prior to the maturity of each series of notes (and are likely to do so during the relevant valuation periods under the capped call transactions or following any early conversion of the notes, any repurchase of the notes by Coinbase on any fundamental change repurchase date, any redemption date (with respect to the 2032 notes) or any other date on which the notes are retired by Coinbase, in each case if Coinbase exercises its option to terminate the relevant portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of Coinbase’s Class A common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of a series of notes, it could affect the number of shares of Class A common stock, if any, and value of the consideration that noteholders will receive upon conversion of the applicable notes.
Coinbase intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions relating to each series of notes. If the initial purchasers exercise their options to purchase additional 2029 notes and/or 2032 notes, Coinbase expects to use a portion of the net proceeds from the sale of such additional notes to enter into additional capped call transactions with the option counterparties with respect to the relevant series of notes as to which the option was exercised. Coinbase intends to use the remainder of the net proceeds from the offering for general corporate purposes, which may include working capital, capital expenditures and investments in and acquisitions of other companies, products or technologies that Coinbase may identify from time to time, as well as to repurchase, repay at maturity, or repurchase or redeem prior to maturity, as applicable, from time to time and subject to market conditions, shares of its Class A common stock and/or its outstanding 0.50% Convertible Senior Notes due 2026, 3.375% Senior Notes due 2028, 3.625% Senior Notes due 2031 and 0.25% Convertible Senior Notes due 2030.
The notes will only be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. Neither the notes nor the shares of Coinbase’s Class A common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from such registration requirements.
This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the notes or any shares of Class A common stock potentially issuable upon conversion of the notes and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.
About Coinbase
Crypto creates economic freedom by ensuring that people can participate fairly in the economy, and Coinbase (Nasdaq: COIN) is on a mission to increase economic freedom for more than 1 billion people. Coinbase is updating the century-old financial system by providing a trusted platform that makes it easy for people and institutions to engage with crypto assets, including trading, staking, safekeeping, spending, and fast, free global transfers. Coinbase also provides critical infrastructure for onchain activity and support builders who share its vision that onchain is the new online. And together with the crypto community, Coinbase advocates for responsible rules to make the benefits of crypto available around the world.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking statements” including, among other things, statements relating to the completion, timing, and size of the proposed offering, the granting of options to purchase additional notes, the potential effects of capped call transactions, and the expected use of proceeds from the offering. Statements containing words such as “could,” “believe,” “expect,” “intend,” “will,” or similar expressions constitute forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, whether or not Coinbase will offer the notes or consummate the offering, the final terms of the offering, prevailing market conditions, the anticipated principal amount of the notes, which could differ based upon market conditions, the anticipated use of the net proceeds of the offering, which could change as a result of market conditions or for other reasons, the impact of general economic, industry or political conditions in the United States or internationally, and whether the capped call transactions will become effective. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive. For information about other potential factors that could affect Coinbase’s business and financial results, please review the “Risk Factors” described in Coinbase’s Annual Report on Form 10-K for the year ended December 31, 2024 and in Coinbase’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) and in Coinbase’s other filings with the SEC. Except as may be required by law, Coinbase undertakes no obligation, and does not intend, to update these forward-looking statements after the date of this release.
Contacts:
Press: press@coinbase.com
Investors: investor@coinbase.com